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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 25, 2000
                        (Date of earliest event reported)




                            BELL ATLANTIC CORPORATION
             (Exact name of registrant as specified in its charter)




Delaware                               1-8606                    23-2259884
(State or other                 (Commission file number)     (I.R.S. employer
jurisdiction of incorporation)                               identification no.)


1095 Avenue of the Americas
New York, New York                                                 10036
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (212) 395-2121



                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

Attached as an exhibit is the press release and financial tables issued by Bell Atlantic Corporation on April 25, 2000 announcing earnings for the first quarter of 2000 and contained in its Investor Relations Bulletin.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits.

99 Press Release and financial tables, dated April 25, 2000, issued by Bell Atlantic Corporation and contained in its Investor Relations Bulletin.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             BELL ATLANTIC CORPORATION


                                             By:  /s/Doreen A. Toben
                                                  -----------------------------
                                                  Doreen A. Toben
                                                  Vice President - Controller



Date: April 26, 2000
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                                 EXHIBIT INDEX



Exhibit
Number     Description
------     -----------

 99 Press Release and financial tables, dated April 25, 2000, issued by Bell Atlantic Corporation and contained in its Investor Relations Bulletin.